SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 13, 2000


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                        0-16014                   23-2417713
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5.  Other Events.

On September 13, 2000, Adelphia announced that it has received commitments for a new bank term loan through the issuance of a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01. On this same date, Adelphia announced a proposed offering of new Senior Notes through the issuance of a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.02.

Item 7.  Financial Statements and Exhibits

Exhibit No.                   Description

99.01       Press Release dated September 13, 2000 (Filed Herewith).

99.02       Press Release dated September 13, 2000 (Filed Herewith).





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2000             ADELPHIA COMMUNICATIONS CORPORATION
                                                 (Registrant)

                                    By: /s/ Timothy J. Rigas
                                        Timothy J. Rigas
                                        Executive Vice President, Treasurer
                                        and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description

99.01         Press Release dated September 13, 2000 (Filed Herewith).
99.02         Press Release dated September 13, 2000 (Filed Herewith).